SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           BIOPHAN TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

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and 0-11.

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          computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
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      (3) Filing Party:
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                              BIPH LETTERHEAD


                               July 31, 2003


To Our Stockholders:

I am pleased to invite you to attend the 2003 Annual Meeting of Stockholders of Biophan Technologies, Inc. at 150 Lucius Gordon Drive, West Henrietta, New York 14586, on Wednesday, August 20, 2003, at 10:00 a.m. (local time).

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the Annual Meeting. Also contained in this package is the Company's 2003 Annual Report to Stockholders, which consists of the Company's Form 10-KSB/A for the fiscal year ended February 28, 2003 that sets forth important business and financial information concerning the Company.

We hope you are able to attend this year's Annual Meeting.



                                                Very truly yours,


                                                Guenter H. Jaensch
                                                Chairman of the Board




                            Biophan Technologies, Inc.

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON AUGUST 20, 2003


TO THE STOCKHOLDERS OF BIOPHAN TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), will be held on August 20, 2003, at 10:00 a.m., local time, at the Company's principal executive offices, 150 Lucius Gordon Drive, West Henrietta, NY 14586, for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

    1. To elect five (5) members of the Board of Directors to serve until the 2004 Annual Meeting of Stockholders or until a successor is elected.

    2. To increase the number of common shares authorized to be issued from 60,000,000 to 80,000,000 shares.

    3. To increase the number of shares reserved for issuance under the 2001 Stock Option Plan from 2,500,000 to 7,000,000 shares.

    4. To amend the formula for the grant of options to non-employee directors under the 2001 Stock Option Plan.

    5. To ratify the appointment of Goldstein Golub Kessler LLP as the independent auditors of the Company for the fiscal year ending February 29, 2004.

    6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on June 23, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED
ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.   IF YOU
ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    David Miller
                                    Secretary

West Henrietta, New York
Date:  July 31, 2003




                           Biophan Technologies, Inc.
                            150 Lucius Gordon Drive
                         West Henrietta, New York 14586


                               PROXY STATEMENT

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 20, 2003

               INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

This Proxy Statement is being furnished to the stockholders of BIOPHAN TEHNOLOGIES, INC. ("Biophan" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies are for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, August 20, 2003 at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Company's principal executive offices, 150 Lucius Gordon Drive, West Henrietta, New York 14586. The telephone number at the meeting location is (585) 214-2441.

The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Annual Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

The shares represented by your proxy will be voted FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically
withhold authority to vote for one or more of the director nominees.   Also,
the shares represented by your proxy will be voted FOR increasing the number of common shares authorized to be issued from 60,000,000 to 80,000,000 shares (Proposal No. 2). Additionally, the shares represented by your proxy will be voted FOR increasing the number of shares reserved for issuance under the 2001 Stock Option Plan from 2,500,000 to 7,000,000 shares (Proposal No. 3). The shares represented by your proxy will be voted FOR amending the formula for granting options to non-employee directors under the 2001 Stock Option Plan (Proposal No. 4). Further, unless you indicate otherwise, the shares represented by your proxy will be voted FOR the ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for the fiscal year ending February 29, 2004 (Proposal No. 5).

These proxy solicitation materials and the Annual Report on Form 10-KSB/A for the fiscal year ended February 28, 2003 (the "Last Fiscal Year") are first being mailed to stockholders on or about July 31, 2003.

Record Date and Voting Securities

Stockholders of record at the close of business on June 23, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 38,903,314 shares of the Company's common stock, $.005 par value (the "Common Stock"), were issued and outstanding and held of record by approximately 1,500 stockholders.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself may not constitute a revocation of a proxy.

Voting and Solicitation

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone, e-mail or facsimile.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes Cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, appointed for the Annual Meeting, who, with the assistance of Continental Stock Transfer & Trust Company, the Company's transfer agent, will determine whether or not a quorum is present. If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares entitled to vote (the "Votes Cast") with respect to such matter. While no definitive statutory or case law authority exists in Nevada as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote "AGAINST" the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of an amendment to an option plan). Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote "AGAINST" the proposal.

Deadline for Receipt of Stockholder Proposals to be Presented at the 2004 Annual Meeting

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), to be included in the Company's Proxy Statement to be issued in connection with the 2004 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February 29, 2004. Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company's 2004 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company, if received by the Company after February 29, 2004.

                                 PROPOSAL NO.  1

                               ELECTION OF DIRECTORS

The Board currently consists of five directors. The Company's By-laws provide that the Board consist of three (3) to nine (9) persons. The Board has fixed five (5) as the number of directors for purposes of this year's Annual Meeting who will serve a one (1) year term until the Annual Meeting of Stockholders to be held in 2004, or until a successor is elected or appointed and qualified or until such director's earlier resignation or removal. The Board reserves the right to increase the size of the Board as provided in the Company's By-laws.

At this year's Annual Meeting, you are requested to vote for the election of Guenter H. Jaensch, Michael L. Weiner, Robert S. Bramson, Steven Katz and
Ross B. Kenzie. Each of these nominees has consented to serve, and the Board has no reason to believe that the nominees will be unable or unwilling to serve as nominees or as directors if elected. However, if any nominee is unable or unwilling to serve as a director, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. If the Board designates a substitute, shares represented by proxies may be voted for the substitute nominee. Proxies received will be voted "FOR" the election of all nominees unless otherwise directed. Pursuant to applicable Nevada corporation law, assuming the presence of quorum, five (5) directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the Annual Meeting who are present in person or by proxy. The age of each nominee is as of June 23, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES NAMED BELOW.
                                                                     Director
      Name                    Age      Position                        Since
     ------                  -----    ----------                      -------
      Guenter H. Jaensch       64      Chairman of the Board           2002

      Michael L. Weiner        55      Chief Executive Officer and
                                        Director                       2000

      Robert S. Bramson        64      Director                        2001

      Steven Katz              55      Director                        2001

      Ross B. Kenzie           71      Director                        2000


Guenter H. Jaensch, Ph.D. is the former Chairman and CEO of Siemens Pacesetter, Inc., a manufacturer of pacemakers. During his more than 25 years at Siemens, Dr. Jaensch held various senior executive positions prior to running Siemens Pacesetter, including President of Siemens Communications Systems, Inc. from August 1983 to March 1985, Chairman and President of Siemens Corporate Research and Support, Inc. from April 1982 to September 1991 and Chairman and CEO of Siemens Pacesetter, Inc. and Head of the Cardiac Systems Division of Siemens AG Medical Engineering Group from October 1991 to September 1994. Dr. Jaensch holds a Master's Degree in Business Administration and a Ph.D. in Business and Finance from the University of Frankfurt and taught business and statistics at the University prior to joining Siemens in 1969. In 1994, he joined St. Jude Medical as Chairman and CEO of Pacesetter, Inc., a St. Jude Medical Company, and retired in 1995 to manage his personal investments. Since December 1997, he has been a director of MRV Communications, a publicly traded company which is a leading company in the fiber-optic technology business. Dr. Jaensch has been a director of Biophan since March 2002.

Michael L. Weiner began his career at Xerox Corporation in 1975, where he served in a variety of capacities in sales and marketing, including Manager of Software Market Expansion and Manager of Sales Compensation Planning. In 1985, after a ten-year career at Xerox, Mr. Weiner founded Microlytics, a Xerox spin-off company which developed technology from the Xerox Palo Alto Research Center into a suite of products with licenses to many companies. In January 1995, Weiner co-founded and became CEO of Manning & Napier Information Services, a Rochester-based company providing patent analytics, prior art searches, and other services. He held this position until January of 1999. In February 1999, he formed Technology Innovations, LLC to develop and expand certain intellectual property assets. In August, 2000, Technology Innovations, LLC created a subsidiary, Biomed Solutions, LLC, to pursue certain biomedical and nanotechnology opportunities. Mr. Weiner serves on the Boards of Biomed Solutions, LLC, Technology Innovations, LLC, Speech Compression Technologies, LP (an R&D partnership commenced in 1989 to pursue compression technologies), Nanoset, LLC, and Nanocomp, LLC. Mr. Weiner holds six issued patents for inventions prior to the formation of Biophan which are owned by other companies that employed Mr. Weiner prior to the formation of Biophan. These patents do not involve technology that is competing or will compete with Biophan. Mr. Weiner has been the CEO and a director of Biophan since December 2000.

Robert S. Bramson is an engineer and patent attorney and, since 1996, has been a partner in Bramson & Pressman, a law firm that focuses on patent and technology licensing matters. Since 1996, he has also been President of VAI Management Corp., a consulting firm that specializes in patent and technology licensing. He is a former head of the Computer and Technology law group of Schnader, Harrison, Segal & Lewis (where he worked from 1968 to 1989); former Vice President and General Patent and Technology Counsel for Unisys (from 1989 to 1990); founder and former CEO of InterDigital Patents Corporation, a patent licensing company (from 1992 to 1995); former Licensing Counsel for Abbott Laboratories (from 1963 to 1966); and has been Adjunct Professor of Patent Law, Computer Law and (presently) Licensing Law at Temple Law School, Rutgers Law School and Villanova Law School at different times (from 1980 to date). Mr. Bramson has been a director of Biophan since July 2001.

Steven Katz is President of Steven Katz & Associates, Inc., a technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing since 1982. From January 2000 until October 2001, Mr. Katz was President and Chief Operating Officer of Senesco Technologies, Inc., a public company engaged in the development of proprietary genes with application to agro-biotechnology. From 1983 to 1984, he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a biomaterials company. Prior to S.K.Y. Polymers, Inc., Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1980, he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to
1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Board of Directors of USA Technologies, Inc., a publicly held corporation, and several other private companies. Mr. Katz has been a director of Biophan since July 2001.

Ross B. Kenzie is a former Chairman and Chief Executive Officer of Goldome Bank, from which he retired in June 1989. He was previously Executive Vice President of Merrill Lynch & Co., in its New York worldwide headquarters, and is a former member of the Merrill Lynch & Co. Board of Directors. He is a former director of the Federal Home Loan Bank of New York (from 1984 to 1988) and served on the boards of the National Council of Savings Institutions (from 1982 to 1986), the Federal Reserve Bank of New York, Buffalo Branch (from 1985 to 1987), and the Savings Banks Association of New York State (from 1984 to 1987). Mr. Kenzie was a director of Millard Fillmore Hospitals (from 1982 to 1995)and is currently Past Chairman Emeritus. He served on the Board of the Kaleida Health, Education and Research Foundation (from 1998 to
2000) and is currently on its Investment Committee. He was a director of the Health Systems Agency of Western New York (from 1988 to 1991) and was a member of the Western New York Commission on Health Care Reform (from 1987 to
1990). Mr. Kenzie was a member of the College Council of the State University College at Buffalo (from 1981 to 1998) and served as Chairman. He was a director of the College's Foundation and a member of its Finance Committee (from 1984 to 1998) and is currently on its Investment Committee. He served on the Council of the Burchfield-Penney Art Center (from 1990 to
2001) and the Albright Knox Art Gallery (from 1983 to 1985). He is also a member of the Board and the Chairman of the Investment Committee of the State University at Buffalo Foundation. Mr. Kenzie currently serves on the boards of several companies, including the publicly held Rand Capital Corporation and many entrepreneurial ventures that are privately held, including the Boards of Members of Biomed Solutions, LLC and Technology Innovations, LLC. Mr. Kenzie has been a director of Biophan since December 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR WHOM YOU ARE ENTITLED TO VOTE.

The Board and Committees of the Board

The Board held six (6) meetings during the Company's fiscal year ended February 28, 2003. The standing committees of the Board are the Audit Committee and the Compensation Committee. During fiscal 2003, each of the incumbent directors, during his period of service, attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he served.

Audit Committee. The Audit Committee is currently composed of Messrs. Katz (Chairman), Bramson and Kenzie. The Audit Committee makes recommendations concerning the engagement of independent auditors, reviews with the independent auditors the results of the audit engagement, approves professional services provided by the auditors, including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls.

Compensation Committee. The Compensation Committee is currently composed of Messrs. Kenzie (Chairman), Bramson and Katz. The Compensation Committee reviews the Company's compensation policies, establishes executive officer compensation and administers the Company's SOP.

Compensation of the Board

Directors who are employees of Biophan do not receive additional compensation for serving on the Board or its committees. Non-employee directors, for their services as directors, are paid an annual cash fee of $3,500 and a per-meeting fee of $1,000. Mr. Jaensch receives an additional $1,000 per month for serving as Chairman of the Board. In addition, non-management directors receive options under the Company's Stock Option Plan. All directors are reimbursed for their reasonable expenses incurred in attending Board meetings. Steven Katz will receive an additional $3,000 per year for serving as Chairman of the Audit Committee. Otherwise, no additional compensation is paid to directors for serving as members of committees of the Board.

The Company maintains directors and officers liability insurance.

                                 PROPOSAL NO.  2

AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED TO BE ISSUED FROM 60,000,000 TO 80,000,000 SHARES.

The Company's Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue sixty million (60,000,000) Common Shares, with a par value of $.005 per share. In July 2003, the Board of Directors authorized an amendment to the Certificate to increase the authorized number of Common Shares to eighty million (80,000,000) shares (the "Amendment"). The stockholders are being asked to approve the Amendment at the Annual Meeting.

As of June 23, 2003, there were 38,903,314 Common Shares issued and outstanding. If all outstanding rights to acquire common shares were exercised, including options, warrants, conversion of convertible debt and drawdowns under an existing equity line of credit, there would be an insufficient number of shares available for other corporate purposes.

The additional Common Shares which would be authorized by the proposed Amendment would have the same rights and privileges as the Common Shares currently authorized and outstanding.

In the opinion of the Board, the additional authorized Common Shares will benefit the Company by providing flexibility to the Board, without requiring further action or authorization by the Company's stockholders (except as may be required by law or the rules of any stock exchange on which the Company's securities may then be listed), to issue additional Common Shares from time to time in responding to business needs and opportunities as they arise, or for other proper corporate purposes. These opportunities, needs and purposes might include, for example, the obtaining of capital funds through public and private offerings of Common Shares or of securities convertible into Common Shares and the use of Common Shares in connection with structuring possible acquisitions of businesses and assets. Additionally, the Board, in its discretion, could in the future declare stock splits or stock dividends or, subject to shareholder approval, increase, establish or extend stock option and other stock award plans. The Company evaluates potential acquisitions from time to time. However, the Company has no present plans, arrangements or understandings with respect to possible acquisitions and has no present plans for financings other than our existing equity line with Spectrum Advisors
Ltd. No stock splits, dividends or other actions requiring the availability of the additional authorized shares of Common Shares are currently planned.

There are no preemptive rights with respect to the Company's Common Shares, and, accordingly, existing stockholders would not have any preferential right to purchase any of the additional shares of Common Shares if and when issued.

Although the Board would only authorize the issuance of additional Common Shares based on its judgment as to the best interests of the Company and its stockholders, the issuance of additional authorized shares could have the effect of diluting the voting power or book value per share of the outstanding Common Shares. The Board (if consistent with its fiduciary responsibilities) could also attempt to deter future takeover attempts by using additional Common Shares to dilute the ownership of persons seeking to gain control of the Company. The Company, however, is aware of no such attempt and has no plans or arrangements with respect to the same. The issuance of any additional shares will be on terms deemed to be in the best interests of the

Company and its stockholders.

If the Amendment is approved by the stockholders at the Annual Meeting, the increase in the number of Common Shares would become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Nevada Secretary of State, which filing would take place shortly after the Annual Meeting.

Approval of the proposal to increase the number of authorized Common Shares requires the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not considered Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

                                PROPOSAL NO.  3

               INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE
                         UNDER THE 2001 STOCK OPTION PLAN

The Company's stockholders are being asked to approve two amendments to the Company's 2001 Stock Option Plan (the "Plan"). The first proposal, Proposal No. 3, will increase the number of shares reserved for issuance under the Plan from 2,500,000 shares to 7,000,000 shares. On July 14, 2003, the Board adopted a resolution to increase the shares allocated to the Plan. The second proposal, Proposal No. 4, is described in detail under the heading "PROPOSAL NO. 4".

The Plan, which provides for the granting of options to purchase up to an aggregate of 2,500,000 shares of the Company's authorized but unissued Common Stock (subject to adjustment in certain cases, including stock splits, recapitalization and reorganizations) to the Company's officers, directors, employees and consultants, was adopted at the Annual Meeting of Stockholders held on July 19, 2001.

The Plan is intended to enhance the Company's ability to provide individuals with awards and incentives commensurate with their contributions to the Company and compete with those offered by other employers, and to increase stockholder value by further aligning the interests of these individuals with the interests of the Company's stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Company believes that this amendment to increase the number of shares of Common Stock authorized for issuance under the Plan is necessary to ensure that a sufficient reserve of Common Stock is available under the Plan. The Board believes that the Company's long-term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

The following summary of the Plan, including the proposed amendments, is subject in its entirety to the specific language of the 2001 Plan. A copy of the Plan is available to any stockholder upon request.

    Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain individuals of training, experience and ability as officers, key employees, directors and consultants and to furnish additional incentives to such key individuals to promote the Company's financial success by providing them with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value. It is the intent of the Company that such individuals be encouraged to obtain and retain an equity interest in the Company, and each Participant will be specifically apprised of said intent.

    Administration. The Plan will be administered by the Compensation Committee, composed of not less than two directors appointed by the Board. Each member of the Compensation Committee shall, at all times during their service as such, be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee shall have conclusive authority to construe and interpret the Plan and any Award Agreement (as defined in the Plan) entered into thereunder, and to establish, amend and rescind administrative policies for the administration of the Plan and such additional authority as the Board may from time to time determine is necessary or desirable.

    Eligibility. Those persons eligible to participate in the Plan shall include officers and other key employees, directors and consultants of the Company and its subsidiaries..

    Shares Subject to the Plan. Subject to adjustment as provided in the Plan, the total number of shares of Common Stock available under the Plan shall be 7,000,000.

    Participation. The Compensation Committee shall select, from time to time, key employees and consultants who, in the opinion of the Compensation Committee, can further the Plan's purposes, and the Compensation Committee shall determine the type or types of awards to be made to the participants. The terms, conditions and restrictions of each award shall be set forth in an award agreement.

    Stock Options. Awards may be granted in the form of non-statutory stock options and incentive stock options.

    Restricted Stock Awards. Awards may be granted in the form of Restricted Stock Awards (as defined in the Plan). Restricted Stock Awards are subject to such terms, conditions, restrictions or limitations as the Compensation Committee deems appropriate.

    Change in Control. In the event of a "change in control" of the Company, stock options not otherwise exercisable shall become fully exercisable and all restrictions previously established with respect to Restricted Stock Awards will conclusively be deemed to have been satisfied.

    Tax Matters. Section 162(m) of the Internal Revenue Code (the "Code") prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the end of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based" compensation under
    Section 162(m) of the Code. Awards under the Plan qualify as "performance-based" for purposes of Section 162(m).

Federal Income Tax Consequences

The following is a brief summary of the principal anticipated federal income tax consequences of grants under the Plan to recipients and the Company. This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws.

Option Grants. Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatments for the two types of options are as follows:

    Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised, provided that the optionee may incur alternative minimum tax liability upon exercise. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
    (i) the fair market value of such shares on the option exercise date over
    (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
    Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Restricted Stock. Generally, a recipient will not recognize income and the Company will not be entitled to a deduction with respect to an award of Restricted Stock until the first to occur of the vesting or the free transferability of such shares. The amount to be included in the recipient's income (and, subject to the discussion of Section 162(m) of the Code below, which may be deductible by the Company) will equal the fair market value of the Restricted Stock on the first day it is freely transferable or vested, not when it is first issued to a recipient, over the amount, if any, paid for such stock. The Company will be entitled to withhold tax from a recipient's salary or from the shares that are no longer subject to restriction in order to satisfy any tax withholding obligation arising from the taxability of the Restricted Stock. A recipient receiving Restricted Stock can elect to include the value of the Restricted Stock, over the amount, if any, paid for such stock, in income at the time it is awarded by making a "Section 83(b) Election" within 30 days after the Restricted Stock is transferred to the recipient.

Plan Benefits. As of June 23, 2003, a total of 2,399,995 options have been awarded under the Plan. Approval of the amendment to increase the share allocation to the Plan requires the affirmative vote of a majority of Votes Cast. Abstentions and broker non-votes are not considered Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED THE AMENDMENT TO THE 2001 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE FROM 2,500,000 SHARES TO 7,000,000 SHARES UNLESS OTHERWISE DIRECTED THEREIN. THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

                                  PROPOSAL NO. 4

                     AMEND THE FORMULA FOR THE GRANT OF OPTIONS
                             TO NON-EMPLOYEE DIRECTORS

The Company's stockholders are being asked to approve an amendment to the Plan to amend the formula by which options are awarded to non-employee directors. Based on the recommendation of the Compensation Committee, on July 14, 2003, the Board adopted a resolution, subject to shareholder approval, to change the formula by which options are awarded to non-employee directors. The Board and the Compensation Committee believe the increase in the non-cash compensation paid to non-employee directors is necessary to attract and retain qualified Board members, given the increased responsibility directors now have following the approval of the Sarbanes-Oxley Act of 2002, as amended.

A summary of the Plan is provided under the discussion of Proposal No. 3, and a copy of the entire Plan is available to any stockholder upon written request to the Company's Secretary.

Under the current Plan, non-employee directors each receive a grant to purchase 30,000 shares of the Company's Common Stock vesting at a rate of 10,000 shares per year and receive additional grants of 10,000 shares per each year of service after the third year. As amended, the Plan would provide that non-employee directors would each receive grants to purchase 20,000 shares per year of the Company's Common Stock. The exercise price for the option would be equal to the fair market value of the option on the date of grant. Specifically, Section 8.3 of the Plan shall be amended to read as follows:

    "8.3 Option Formula. Each Non-Employee Director shall receive an initial NEDSO to purchase 20,000 shares of Common Stock vesting on the first anniversary following the date of grant without further action by the Board or Committee and additional grants to purchase 20,000 shares of Stock each succeeding anniversary date thereafter in which the Participant is a Non-Employee Director. The initial NESDO granted to qualified board members elected at the 2003 Annual Meeting shall have an exercise price of $.30 and shall vest fully on the date of grant. Each member of the Scientific Advisory Board shall receive a NEDSO to purchase 8,333 shares of Stock on each grant date without further action by the Board or Committee."


                              NEW PLAN BENEFITS

                BIOPHAN TECHNOLOGIES INC. 2001 STOCK OPTION PLAN

Name and Position         Dollar Value             Number of Units
--------------------------------------------------------------------
Non-Employee Director     Not Applicable           80,000 Options
Group


* Currently, there are four non-employee directors; however, that number is subject to change. The information set forth in the above table is based on having four non-employee directors and calculates the plan benefits for one year of service.

Approval of the proposal to amend the formula for the grant of options to non-employee directors under the Plan requires the affirmative vote of a majority of Votes Cast. Abstentions and broker non-votes are not considered Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE FORMULA FOR THE GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

                                 PROPOSAL NO. 5

                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Based on the recommendation of the Audit Committee, the Board has appointed Goldstein Golub Kessler LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending February 29, 2004 and recommends that the stockholders vote FOR confirmation of such appointment.
In the event of a negative vote on such ratification, the Audit Committee and the Board will reconsider their appointment. Even if the appointment is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year.

It is not anticipated that a representative from Goldstein Golub Kessler LLP will be attending the annual meeting.

Goldstein Golub Kessler LLP has audited the Company's financial statements annually since the year ended February 28, 2001. The Company has not consulted with Goldstein Golub Kessler LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees billed to Company by Goldstein Golub Kessler LLP during the Year Ended February 28, 2003

Audit Fees:

Audit fees billed to the Company by Goldstein Golub Kessler LLP for audit of the Company's annual financial statements included in the Company's Annual Report on Form 10-KSB/A and review of the financial statements included in the Company's quarterly reports on Form 10-QSB during the fiscal year ended February 28, 2003 totaled $34,500.

Financial Information System and Design Fees:

The Company did not engage Goldstein Golub Kessler LLP to provide services to the Company regarding financial information systems design and implementation during the fiscal year ended February 28, 2003.

All Other Fees:

During fiscal 2003 and to date, the Company has been billed a total of $12,974 by Goldstein Golub Kessler LLP in connection with a Registration Statement filed with the Securities and Exchange Commission ("SEC") on Form SB-2.

Approval of the auditors requires the affirmative vote of a majority of Votes Cast. Abstentions and broker non-votes are not considered Votes Cast

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTNG "FOR" THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2004. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                  AND MANAGEMENT

The table below lists the beneficial ownership of our Common Stock by each person known by us to be the beneficial owner of more than 5% of such securities, as well as the shares of Biophan beneficially owned by each director and officer and by all directors and officers as a group.

Title of Class: Common

                                       Shares
    Name and Address of              Beneficially
    Beneficial Owner                  Owned(1)(2)          Percent of Class
----------------------            ------------          ----------------

    *Guenter H. Jaensch (3)
    964 Allamanda Drive
    Delray Beach, FL 33483              733,334                  1.86%

    *Michael L. Weiner (4)
    693 Summit Drive
    Webster, NY 14580                 8,145,144                 20.18%

    Edward F. Cowle
    99 Park Avenue
    Suite 2230
    New York, NY 10016                2,898,600                  7.4%

    Geoffrey Williams
    56 West 400 Street
    Suite 200
    Salt Lake City, UT 84101          2,389,701                  6.14%

    Wilson Greatbatch (5)
    5935 Davison Road
    Akron, NY 14001                   5,856,210                 14.91%

    *Robert S. Bramson (6)
    1100 East Hector Street
    Suite 410
    Consohocken, PA 19428                20,000                   .05%

    *Ross B. Kenzie (7)
    Cyclorama Bldg. Suite 100
    369 Franklin Street
    Buffalo, NY 14202                    20,000                   .05%

    *Steven Katz (8)
    20 Rebel Run Drive
    East Brunswick                       70,000                   .18%

    Robert J. Wood (9)
    12 Peachtree Lane
    Pittsford, NY 14534                 146,667                   .38%

    Stuart G. MacDonald (10)
    4663 East Lake Road
    Pultneyville, NY 14538              163,334                   .42%

    Jeffrey H. Helfer (11)
    1153 Hidden Valley Trail
    Webster, NY 14580                   203,334                   .52%

    David A. Miller
    4004 Sunnyside Road
    Sandpoint, ID 83864                 100,500                   .26%

    All Officers and Directors as a
    group (9 persons)                 9,602,313                 23.33%

    *  Member of the Board of Directors

    (1) Except as may be set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

    (2) Applicable percentage of ownership is based on 38,904,314 shares outstanding as of July 11, 2003, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Shares subject to options or warrants currently exercisable or exercisable within 60 days after July 11, 2003 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other shareholder.

    (3) Includes 433,334 shares issuable upon exercise of options and warrants granted to Dr. Jaensch which shares he has the right to acquire within 60 days.

    (4) Michael L. Weiner is a member and the manager of Technology Innovations, LLC, which is the majority owner of Biomed Solutions, LLC . Mr. Weiner is also the Manager of Biomed. Mr. Weiner's calculation includes 662,857 shares owned beneficially and of record by Biomed and 300,644 shares owned beneficially and of record by Technology Innovations. Includes 1,145,172 shares issuable to Biomed upon exercise of warrants issued to Biomed, 2,068,966 shares issuable to Biomed upon conversion of $166,050 outstanding as of July 11, 2003 on the line of credit described in Note 4 under Certain Transactions, and 3,448,276 shares issuable to Biomed upon conversion of the $500,000 transfer agreement payment, as described in Note 5 under Certain Transactions. It also includes 283,334 shares issuable upon exercise of options granted to Mr. Weiner, which shares Mr. Weiner has the right to acquire within 60 days.

    (5) Includes 5,379,550 shares owned of record and beneficially by Greatbatch Gen-Aid, Ltd., an entity owned by Wilson Greatbatch, and 109,993 shares owned by E. & W.G. Foundation, a private foundation of which Mr. Greatbatch is co-trustee. Also includes 216,667 shares issuable upon exercise of options granted to Mr. Greatbatch, which shares Mr. Greatbatch has the right to acquire within 60 days, and includes 150,000 warrants issued in connection with the Transfer Agreement with Biomed.

    (6) Includes 20,000 shares issuable upon exercise of options granted to Mr. Bramson, which shares he has the right to acquire within 60 days.

    (7) Includes 20,000 shares issuable upon exercise of options granted to Mr. Kenzie, which shares he has the right to acquire within 60 days. Does not include shares owned beneficially or of record by Biomed or by Technology Innovations. Mr. Kenzie is the Manager and an equity member of Biophan Ventures, LLC, which is the 43% equity member in Biomed; he is also the Manager of Patent Ventures LLC, which is the Class A Member of Technology Innovations. Mr. Kenzie and Mr. Weiner comprise the Board of Members of Biomed; Mr. Kenzie serves on the Board of Members of Technology Innovations.

    (8) Includes 20,000 shares issuable upon exercise of options granted to Mr. Katz, which shares he has the right to acquire within 60 days.

    (9) Includes 86,667 shares issuable upon exercise of options and warrants granted to Mr. Wood, which shares he has the right to acquire within 60 days.

    (10) Includes 103,334 shares issuable upon exercise of options and warrants granted to Mr. MacDonald, which shares he has the right to acquire within 60 days.

    (11) Includes 103,334 shares issuable upon exercise of options and warrants granted to Mr. Helfer, which shares he has the right to acquire within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors and persons who own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based upon our records and other information, the Company believes that, with respect to the year ended February 28, 2003, all filings applicable to our executive officers, directors and greater than ten percent stockholders required by Section 16(a) have been made in a timely manner.


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

(1) Michael L. Weiner, President and Chief Executive Officer of Biophan, is the Manager and a 42.7% equity member of Technology Innovations, LLC., a 57% equity member of Biomed Solutions, LLC (formerly Biophan, LLC). Mr. Weiner is also the Manager of Biomed. He and Ross Kenzie make up the Board of Members of Biomed. Biomed is the record owner of 662,857 shares of Common Stock of Biophan; Technology Innovations is the record owner of 300,644 shares of Common Stock of Biophan. As Manager of Technology Innovations and Biomed, Mr. Weiner has control over these entities. Mr. Weiner is also on the Board of Nanoset, LLC, an entity owned in part by Biomed and with which the Company has entered into a technology license agreement.

(2) On December 1, 2000, Biomed received 10,759,101 shares of Biophan's Common Stock in exchange for its shares of LTR Antisense Technology, Inc. Most of those shares have been distributed to the members of Biomed.

(3) Also on December 1, 2000, Biomed transferred its MRI-compatible pacemaker patent pending and related technology to Biophan for a future payment of $500,000. This payment bears interest at 8% per annum from

February 28, 2002 and has been extended several times, to June 1, 2004.
After June 1, 2004, principal and interest are payable in 12 equal monthly installments. After November 30, 2002, this entire obligation is convertible into Common Shares of Biophan at a conversion price equal to the lowest of
(i) the closing bid price on June 4, 2002; (ii) the closing bid price on the date of exercise; or (iii) the lowest per share purchase price paid by any third party between June 4, 2002 and the exercise date.

(4) On June 4, 2002, the Company executed a line of credit agreement with Biomed providing for borrowings of up to $250,000 (the "Line"). On August 19, 2002, the Line was increased $100,000 and the expiration date thereof for that portion of the Line was set at August 19, 2003. The payment date for amounts borrowed under the original line was extended to December 1, 2002. On November 7, 2002, the maturity date of the Line was extended until such time as the financing contemplated by the common stock purchase agreement commences; thereafter, it is payable over time as Biophan receives proceeds from the equity line.

(5) Biomed also holds a total of 1,180,000 warrants to purchase shares of Biophan Common Stock. On March 1, 2001, it received options to purchase 200,000 shares at an exercise price of $1.00 in consideration of management effort and expense incurred on behalf of Biophan. On June 4, 2002, it received 100,000 warrants at an exercise price of $1.00 in consideration of the extension of the due date for the Transfer Agreement payment, and 75,000 warrants with an exercise price of $1.00 for the grant of the Line. (Wilson Greatbatch also received 150,000 warrants in consideration of the extension of the due date of the Transfer Agreement. On August 19, 2002, Biomed received 30,000 warrants in consideration of the increase in the Line commitment, and 275,000 warrants for additional extensions of the payment terms of the Transfer Agreement payment. On that date, the exercise price for all 680,000 warrants then outstanding to Biomed was set at the lowest of (i) the closing bid price on June 4, 2002; (ii) the closing bid price on the date of exercise; or (iii) the lowest per share purchase price paid by any third party between June 4, 2002 and the exercise date. On November 7, 2002, Biomed was granted warrants to purchase an additional 500,000 shares at an exercise price of $.50 per share in consideration of the final extension of the Transfer Agreement payment approved that day. The number of warrants will be reduced by 16,667 for each month prior to June 1, 2005 that the Transfer Agreement obligation is paid in full. Each extension of the Transfer Agreement payment enabled the Company to retain the MRI-compatible technology that it acquired under the Transfer Agreement. In each foregoing case, the Board determined, without the vote of Messrs. Weiner and Kenzie, that the consideration received by the Company was fair and adequate consideration for the warrants issued.

(6) During the years ended February 28, 2003 and 2002, Biomed and Technology Innovations paid expenses on behalf of Biophan aggregating $128,411 and $253,014, respectively. These advances did not bear interest and were subsequently repaid.

(7) On January 1, 2001, Wilson Greatbatch was granted 250,000 options for his consulting services to us and 8,333 options as former Chairman of the Scientific Advisory Board. As a consultant, Mr. Greatbatch assisted Biophan in the development of its photonic pacemaker by providing design and engineering services. The Board determined that the value of the consulting services was fair and adequate consideration for the options issued; Biophan recorded compensation expense of $9,200 with respect to those options.
Through his ownership of Greatbatch Gen-Aid, Ltd. and his co-trusteeship of a private foundation, E.&W.G. Foundation, he is the beneficial owner of 5,489,543 Common Shares of Biophan. He is also entitled to receive 60% of the consideration payable to Biomed ($500,000) for the transfer of the MRI-compatible pacemaker technology to Biophan; on June 4, 2002, he received 150,000 warrants with an exercise price of $1.00 per share in consideration of the extension of the payment due under the Transfer Agreement. Greatbatch Gen-Aid holds a 3.5% membership interest (11 Units) in Technology Innovations.

On February 28, 2001, the Company entered into a research and development agreement with Greatbatch Enterprises Corporation. Wilson Greatbatch, a beneficial owner of more than 5% of the Company's Common Stock, is the CEO and majority stockholder of Greatbatch Enterprises. Under the agreement, Greatbatch Enterprises undertook certain technology development and testing, for which the Company paid Greatbatch Enterprises an aggregate of $297,000. The agreement terminated in December 2002 with the completion of animal testing by Greatbatch Enterprises.

(8) On March 1, 2002, Dr. Guenter H. Jaensch was granted options to purchase 250,000 shares and on July 16, 2002 was granted an additional 100,000 options for his consulting services to us. As a consultant, Dr. Jaensch assisted us in developing our strategic plan, attended trade shows, and arranged and met with potential customers and strategic partners. The Board determined that the value of the consulting services was fair and adequate consideration for the options issued; Biophan valued the options at $36,900 and $592,500, respectively.


                          EXECUTIVE COMPENSATION

The following table summarizes the annual compensation paid to our executive officers ("Named Executives") during the three years ended February 28, 2003:

 Name
 and                    Year     Salary    Securities
 principal                                 underlying
 position                                  options/SARs
 (a)                    (b)      (c)       (d)
------------------------------------------------------------
Michael L. Weiner,     2/28/01   $ -0-      250,000
CEO
Michael L. Weiner,     2/28/02   $150,600     -0-
CEO
Michael L. Weiner,     2/28/03   $175,000   250,000
CEO
Robert J. Wood         2/28/03   $109,461    50,000
CFO
Stuart G. MacDonald    2/28/03   $116,057   100,000
Vice-President-Research
Jeffrey L. Helfer      2/28/03   $113,461   100,000
Vice-President-Engineering

Columnar information required by Item 402(a)(2) has been omitted for categories where there has been no compensation awarded to, earned by or paid to the Named Executive required to be reported in the table during fiscal years 2001 through 2003. The securities underlying the stock options consist of Common Shares.

Stock Options

As of June 22, 2001, the Board adopted the Biophan Technologies, Inc. 2001 Stock Option Plan (the "Plan"). The Option Plan provides for the grant of incentive and non-qualified stock options to selected employees and the grant of non-qualified options to selected consultants and to directors and Advisory Board members. The Plan is administered by the Compensation Committee of the Board and currently authorizes the grant of options for 2,500,000 shares. The Compensation Committee determines the individual employees and consultants who participate under the Plan, the terms and conditions of options, the option price, the vesting schedule of options and other terms and conditions of the options granted pursuant thereto. Non-employee directors participate pursuant to the formula set forth in the Plan. Currently, each director receives an initial grant of 30,000 options vesting over three years. Currently, the company has commitments to issue options to purchase 2,349,997 shares of Common Stock under the Plan.

No stock options or stock options or stock appreciation rights ("SARs") were granted to any of the Named Executives, and no shares were acquired by a Named Executive upon the exercise of options during the fiscal year ended February 28, 2003.

The following table summarizes information concerning stock options granted to the Named Executives through the last completed fiscal year ended February 28, 2003:

                                   Number of
                                   securities            Value of
                                   underlying            unexercised in-
            Shares                 unexercised           the-money
            acquired    Value      options/SARS at       options/SARs at
Name        on          realized   FY-end (#)            FY-end ($)
            exercise    ($)        Exercisable/Unexer-   Exercisable/Unexer-
            (#)                    cisable               cisable
(a)           (b)        (c)          (d)                     (e)
-----------------------------------------------------------------------------

Michael L.    None       $-0-       266,668/233,332        $4,167/$8,333
Weiner, CEO
Robert J.     None       $-0-        56,667/93,333          $833 /$1,667
Wood
CFO
Stuart G.     None       $-0-        73,334/126,666        $1,667/$3,333
MacDonald
Vice-President-R&D
Jeffrey L.    None       $-0-        73,334/126,666        $1,667/$3,333
Helfer
Vice-President-Eng.

(1) The securities consist of shares of Common Stock underlying stock options that were granted pursuant to the Plan that was approved by its stockholders

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

Each of Michael L. Weiner, President and Chief Executive Officer; Stuart G. MacDonald, Vice President of Research and Development; Robert J. Wood, Treasurer and Chief Financial Officer; and Jeffrey L. Helfer, Vice President of Engineering has entered into Employment Agreements with the Company.

Mr. Weiner's Employment Agreement (the "Employment Agreement") has an initial term of three years with subsequent one-year renewal periods. The Employment

Agreement may be terminated by the Company for cause (as defined in the Agreement) or upon his death or disability (as defined in the Agreement). In the event of the disability of Mr. Weiner, termination of the Employment Agreement by the Company following a change in control or termination of the Employment Agreement by the Employee for Good Reason, the employee is entitled to receive (i) the unpaid amount of the base salary earned through the date of termination; (ii) any bonus compensation earned but not yet paid; and (iii) a severance payment equal to one (1) year of his then current salary. In addition, Mr. Weiner will be immediately vested in any options, warrants, retirement plan or agreements then in effect. Good Reason means (i) material change of employee's duties, (ii) material breach by the Company, or (iii) termination of Mr. Weiner related to a change in control.

As used in Mr. Weiner's Employment Agreement, "change in control" means (1) on the date of the merger or consolidation of the Company with another entity where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of the entity issuing cash or securities in the merger or consolidation or (2) on the date of the sale or other disposition of all or substantially all of the assets of the Company.

In the event of termination for cause, all unexercised warrants and options, whether or not vested, shall be canceled, and Mr. Weiner will not be eligible for severance payments. In the event of voluntary termination, all unvested warrants and options shall be canceled and he shall have three (3) months from the date of termination to exercise his rights with respect to any unexercised but vested options. He will not be eligible for severance payments

The Employment Agreements for each of Mr. MacDonald, Mr. Wood and Mr. Helfer are terminable by either the employee or the Company upon thirty (30) days' notice or by the Company for cause (as defined in their Employment Agreements) or upon the death or disability of the employee. However, each of the aforementioned employees is entitled to receive severance equal to six (6) months' base salary, payable in six (6) equal consecutive monthly installments in the event that the employee is terminated by the Company within ninety (90) days following a change in control. In addition, the employee will be immediately vested in any options, warrants, retirement plan or agreements then in effect.

For purposes of the Employment Agreements for Mr. MacDonald, Mr. Wood and Mr. Helfer, "change in control" means (1) on the date of the merger or consolidation of the Company with another entity where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of the entity issuing cash or securities in the merger or consolidation;
2) on the date Michael L. Weiner is terminated as CEO of the Company; or (3) on the date of the sale or other disposition of all or substantially all of the assets of the Company.

In the event of termination for cause, all unexercised warrants and options, whether or not vested, shall be canceled, and the employee will not be eligible for severance payments. In the event of voluntary termination, all unvested warrants and options shall be canceled and the employee shall have three (3) months from the date of termination to exercise his rights with respect to any unexercised but vested options.


       REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON

EXECUTIVE COMPENSATION

The following report is required by the SEC's executive compensation rules in order to standardize the reporting of executive compensation by public companies. This information shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

General

The Board's Compensation Committee (the "Compensation Committee") reviews the Company's compensation policies, establishes executive officer compensation and administers the Company's SOP. The Compensation Committee is composed of Messrs. Kenzie (Chairman), Bramson and Katz, each of whom is a non-employee director. None of these individuals has ever been an officer or employee of the Company.

The objectives of the Company's executive compensation policies are (i) to be competitive with pay practices of other companies of comparable size and status, including those in the biotechnology industry and (ii) to attract, motivate and retain key executives who are vital to the long-term success of the Company. The Company's executive compensation currently consists of both fixed annual salary and stock based compensation which align the interests of the Company's executives with the interests of its stockholders.

Base Salary

With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon independent industry surveys, proxy disclosures, individual leadership, level of responsibility, management skills and industry activities. The Company does not currently have a bonus program for its executives.

Stock Options, SARs and Restricted Stock

In connection with the executive compensation program, long-term incentive awards in the form of stock options, SARs and Restricted Stock are available for grant under the Plan. Awards have been solely in the form of non-qualified stock options granted under the Plan. The Compensation Committee and the Board grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

The Company believes that, through the use of stock options, executives' interests are directly tied to enhanced stockholder value. The Compensation Committee has the flexibility of awarding non-qualified stock options, restricted stock, SARs and other stock-based awards under the Plan. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

No awards were made to any executive officer of the Company in fiscal year 2003, including the Company's Chief Executive Officer. The executives of the Company had received awards in previous years and no additional grants were necessary in order to provide appropriate incentive to such persons.

Compensation of Chief Executive Officer

For fiscal year 2003, the compensation of Michael L. Weiner, the Company's President and Chief Executive Officer, consisted of the same components as the compensation of the other senior executives. As described above, Mr. Weiner did not receive a stock option grant or bonus in fiscal 2003. Mr. Weiner's base salary is $175,000, which is believed to be in line with salaries of executives of similar companies and chief executive officers with similar responsibilities.

Deductibility of Executive Compensation

Section 162(m) of the Code provides that certain compensation in excess of $1 million per year paid to a company's chief executive office and the four other most highly paid executive officers may not be deductible by a company unless it qualifies as performance-based compensation. The Compensation Committee recognizes the benefits of structuring executive compensation so that Section 162(m) does not limit the Company's tax deductions for such compensation, and the Plan has been designed so that the Compensation Committee may award performance-based compensation that is not subject to the limits imposed by Section 162(m). Under certain circumstances, the Compensation Committee may decide to award executive compensation in an amount and form that is not deductible under Section 162(m), but it has not done so to date.

The foregoing report is given by the members of the Compensation Committee.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Ross B. Kenzie, Chairman
Steven Katz
Robert S. Bramson

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

               REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board's Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board. The Audit Committee is governed by a written charter approved by the Board. (A copy of this charter is included as Appendix) Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No.1 and has considered the compatibility of non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB/A for the year ended February 28, 2003 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to shareholder approval, the appointment of the Company's independent auditors.

Respectfully submitted,

The Audit Committee of the Board of Directors

Steven Katz, Chairman
Ross B. Kenzie
Robert S. Bramson

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                   FINANCIAL MATTERS AND OTHER INFORMATION

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend. The Company filed an Annual Report on Form 10-KSB with the Securities and Exchange Commission on May 29, 2003 and filed an amended Report on Form 10-KSB/A on June 13, 2003. A copy of the Amended Annual Report is included with these materials. Additional information concerning the Company is available on the Company's website, www.biophan.com. These materials are also available free of charge in print to investors who request them in writing from the Company's Secretary (at the address on the cover page).


                                           By Order of the Board of Directors


                                           David A. Miller
                                           Secretary
Dated: July 31, 2003
Rochester, New York

                                                                    APPENDIX


                           BIOPHAN TECHNOLOGIES, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS


Organization

This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be members of, and appointed by, the Board of Directors and shall comprise at least three Directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. All Committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by SEC regulations.

Purpose

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the integrity of the Company's financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of the Company's independent auditors, the independent auditors' qualifications and independence, and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

Duties and Responsibilities

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to stockholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

    *  The firm's internal quality control procedures.

    * Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

    * All relationships between the independent auditors and the Company (to assess the auditors' independence).

In addition, the Committee shall set clear Company hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

The Committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

The Committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditors any audit problems or difficulties and management's response.

The Committee shall receive regular reports from the independent auditors on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee shall review the interim financial statements and disclosures under Plan of Operation or Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form IO-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

The Committee shall review with management and the independent auditors the financial statements and disclosures under Plan of Operation or Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form IO-KSB, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The Committee also prepares its report to be included in the Company's annual Proxy Statement, as required by SEC regulations.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                    PROXY
                          BIOPHAN TECHNOLOGIES, INC.
         This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael L. Weiner and Robert J. Wood, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC. (the "Company") to be held on August 20, 2003 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. If no direction is made, shares will be voted FOR the election of directors named in the proxy and FOR Proposals 2, 3, 4, 5 and 6.


1.  Election of five (5) directors  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                                    VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                                    LINE THROUGH THE NOMINEE'S NAME IN THE
                                    LIST BELOW)

FOR all nominees listed to the right    [__]    Michael L. Weiner
(except as marked to the contrary)              Guenter H. Jaensch
                                                Steven Katz
WITHHOLD AUTHORITY to vote              [__]    Ross B. Kenzie
for all nominees listed to the right            Robert S. Bramson

               (Continued and to be signed on reverse side)

                                                     FOR    AGAINST    ABSTAIN
                                                    -----  ---------  ---------
2.  Proposal to amend the Company's Certificate      [__]     [__]       [__]
    of Incorporation to increase the number of authorized shares.

3.  Proposal to increase the stock allocation to     [__]     [__]       [__]
    the Company's 2001 Stock Option Plan.

4.  Proposal to amend the formula for granting       [__]     [__]       [__]
    options to non-employee directors

5.  Proposal to ratify the appointment of            [__]     [__]       [__]
    Goldstein Golub Kessler LLP as the
    Company's independent auditors for
    the year ending February 29, 2004.

6.  Transaction of such other business as may        [__]     [__]       [__]
    properly come before the meeting or any
    adjournment thereof.

                                         THIS PROXY IS SOLICITED ON BEHALF OF
                                         THE BOARD OF DIRECTORS.

                                         Dated:_____________, 2003

                                         ___________________________________
                                         Signature

                                         ___________________________________
                                         Signature

                                         IMPORTANT:  Sign the Proxy exactly as
                                         your name or names appear on your
                                         Common Stock certificate; in the case
                                         of Common Stock held in joint
                                         tenancy, each joint tenant must sign.
                                         Fiduciaries should indicate their
                                         full titles and the capacity in which
                                         they sign.  Please complete, sign,
                                         date, and return this Proxy promptly
                                         in the enclosed envelope.


I will [  ] will not [  ] attend the Meeting.